SUMMARY PROSPECTUS

OCTOBER 1, 2019

MSCI EUROPE DIVIDEND GROWERS ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.proshares.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

EUDV LISTED ON CBOE BZX U.S. EQUITIES EXCHANGE

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated October 1, 2019, and Statement of Additional Information, dated October 1, 2019, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/prospectus_reports.html; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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PROSHARES.COM	MSCI EUROPE DIVIDEND GROWERS ETF ::	3

Investment Objective

ProShares MSCI Europe Dividend Growers ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%

Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.55%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years

$56	$176	$307	$689

The Fund pays transaction costs associated with the purchase and sale of securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 28% of the average value of its entire portfolio.

Principal Investment Strategies

The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index (“MSCI Europe”) and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index’s weight, and no single country is allowed to comprise more than 50% of the Index’s weight. If there are fewer than 25 stocks with at least 10 consecutive years of dividend growth, or if sector or country caps are breached, the Index will include companies with shorter dividend growth histories. The Index is rebalanced each February, May, August and November, with an annual reconstitution during the November rebalance. In order to be included in the Index, companies must first qualify for inclusion in MSCI Europe. MSCI Europe is a free float adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe. MSCI determines whether a country is a “developed market” country based on three criteria: economic development within the country (based on gross national income), size and liquidity (i.e., number of companies meeting certain size and liquidity standards in a given market) and market accessibility criteria (reflecting institutional investors’ experiences in investing in a given market). As of June 20, 2019, MSCI Europe consisted of companies from: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is published under the Bloomberg ticker symbol “MXCXEDMR. ”

The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of the securities of the Index).

The Fund will invest principally in the financial instruments set forth below.

•	Equity Securities — The Fund invests in the equity securities of companies domiciled in European developed market countries.

ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. At times the Fund may invest in only a representative sample of the securities in the Index or in securities not contained in the Index, to the extent necessary to maintain meet regulatory and/or compliance requirements. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries, country or region to approximately the same extent as the Index is so concentrated. As of the close of business on May 31, 2019, the Index was concentrated in the United Kingdom and in Europe.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

4	:: MSCI EUROPE DIVIDEND GROWERS ETF	PROSHARES.COM

Principal Risks

You could lose money by investing in the Fund.

•	Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund’s underlying investments may trade on markets that may not be open on the same day as the Fund. Furthermore, the Fund’s currency holdings may be valued at a different time than the level of the Index. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

In addition to the foregoing risk, the remaining principal risks are listed in alphabetical order below.

•	Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses. If trading in the Fund’s shares halt, investors may be temporarily unable to trade shares of the Fund.

•	Equity and Market Risk — Equity markets are volatile, and the value of securities correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease over short or long periods of time.

•	European Investments Risk — The Fund is exposed, to a greater extent than more geographically diversified funds, to risks associated with investments in Europe. Many countries included in the Index are members of the European Union (the “EU”) and all European countries may be significantly affected by EU policies and may be highly dependent on the economies of their fellow members. The European financial markets have experienced significant volatility and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, several European countries have experienced credit rating downgrades, rising government debt levels and, for certain European countries (including Spain, Portugal, Ireland and Italy), weaknesses in sovereign debt. These events, along with decreasing imports or exports, changes in governmental or EU regulations on trade, the default or threat of default by a European country on its sovereign debt, an economic recession in a European country, or the threat of a European country to leave the EU may have a significant adverse effect on the affected European country, issuers in the affected European country, the economies of other European countries, or their trading partners. Such events, or even the threat of these events, may cause the value of securities issued by issuers in such European countries to fall, in some cases drastically. These events may also cause further volatility in the European financial markets. To the extent that the Fund’s assets are exposed to investments from issuers in European countries or denominated in euro, their trading partners, or other European countries, these events may negatively impact the performance of the Fund.

•	Foreign Currency Risk — Investments denominated in foreign currencies are exposed to more risk factors than those investments denominated in U.S. dollars. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments denominated in that currency. The value of an investment linked to or denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Devaluations of a currency by a government or banking authority may also have significant impact on the value of any investments linked to or denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets are also generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings.

•

Foreign Investments Risk — Investing in securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s and Index’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with

PROSHARES.COM	MSCI EUROPE DIVIDEND GROWERS ETF ::	5

evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund may encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than may be the case with U.S. securities. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times and prices. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•	Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions and could invest a large portion of its assets in securities of companies located in any one country or region, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

•	Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

•	Large-Cap Company Investment Risk — Exposure to large-cap companies may subject the Fund to certain risks. Although returns on investments in large-cap companies are often perceived as being less volatile than the returns of companies with smaller market capitalizations, the return on large-cap securities could trail the returns on investments in smaller and mid-sized companies for a number of reasons. For example, large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies.

•	Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those instruments. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•	Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices, which may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors. In addition, the instruments held by the Fund may be traded in markets on days and at times when the Fund’s listing exchange is closed for trading. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings.

•	Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

•

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on

6	:: MSCI EUROPE DIVIDEND GROWERS ETF	PROSHARES.COM

all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

•	United Kingdom Investments Risk — The Fund has a significant concentration in the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. The June 2016 vote in the United Kingdom calling for the exit of the United Kingdom from membership in the European Union (referred to as “Brexit”), may adversely impact the economy of the United Kingdom. The withdrawal of the United Kingdom from the European Union will take effect either on the effective date of the withdrawal agreement or, in the absence of an agreement, on October 31, 2019 (or such later date as negotiated with the EU). If no withdrawal agreement is reached, the United Kingdom will leave the European Union with no trade, customs or regulatory measures negotiated. The implications of a “no deal” scenario include a shrinking United Kingdom economy and far-reaching disruptions to world securities markets. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which European Union laws to replace or replicate. Because the Fund has concentration in the United Kingdom, the Fund may be particularly sensitive to the risks associated with a “no deal” scenario. Additionally, Brexit could lead to global economic uncertainty and result in volatility in global stock markets and currency exchange rate fluctuations.

•	Valuation Risk — In certain circumstances, (e.g., if ProShare Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProShare Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProShare Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including “fair valued” investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.

Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31

Best Quarter (ended 6/30/2017): 8.59%

Worst Quarter (ended 12/31/2018): -12.76%

The year-to-date return as of the most recent quarter,

which ended June 30, 2019, was 12.94%.

Average Annual Total Returns
As of December 31, 2018	One Year	Since Inception	Inception Date

Before Taxes	-11.23%	-0.66%	9/09/2015

After Taxes on Distributions	-11.50%	-1.05%	—

After Taxes on Distributions and Sale of Shares	-6.14%	-0.35%	—

MSCI Europe Dividend Masters Index#	-10.87%	-0.11%	—

#

Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. “Since Inception” returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

PROSHARES.COM	MSCI EUROPE DIVIDEND GROWERS ETF ::	7

Management

The Fund is advised by ProShare Advisors. Ryan Dofflemeyer, Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of

10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

© 2019 ProShare Advisors LLC. All rights reserved.	EUDV-OCT19